LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into this 15th day of November, 1999, by and between H2C2 & ASSOCIATES LLC, hereinafter called LESSOR, and R-TEC CORPORATION, an Idaho corporation, hereinafter called LESSEE.

                                   WITNESSETH:

     FOR AND IN CONSIDERATION OF the rentals hereinafter provided, and the covenants and agreements herein set forth, LESSOR hereby leases and demises to LESSEE, for the term stated below, the portion described in Exhibit A-1 of the premises situated in the County of Ada, State of Idaho more fully set forth in Exhibit A-2. Both Exhibits are attached hereto and incorporated herein by reference.

     This Agreement is subject to the following terms and conditions, to which the parties mutually agree:

     1. Lease Term. The initial term of this Lease shall be five (5) years, commencing the 1st day of December, 1999. At the option of the Lessee, this Lease may be extended for an additional five (5) year period, subject to Cost of Living Index increases.

     2. Rental. LESSEE shall pay to LESSOR the following rentals:

          A. Minimum Rental. LESSEE shall pay to LESSOR upon execution of this Lease the sums set forth in Exhibit C which is attached hereto and incorporated herein by reference.

          B. Utilities. LESSOR shall provide LESSEE a statement each month of LESSEE'S prorata share of utilities used for the leased premises and LESSEE shall pay LESSOR for the utilities within ten (10) days of receipt of said statement.

          C. Telephone. LESSEE shall provide and pay for its own telephone service.

          D. Past Due Charges. In the event that any rental or utilities herein payable to LESSOR is not paid within ten (10) days after the date recognized as the due date, the LESSOR shall have the right and option to invoke a one and one-half percent (1 1/2) per month service charge (18% annual rate) on all unpaid balances.

     3. Use of Premises. LESSEE shall not use the leased premises for any purpose other than the business of LESSEE as contemplated by this lease, without the prior written


LEASE AGREEMENT - PG. 1
consent of LESSOR, which consent shall not be unreasonably withheld. Nor shall LESSEE use the premises in any unlawful manner, or in any manner which would cause increases in fire insurance rates upon the premises, or result in increases in maintenance expenses over those normally experienced in connection with the business purpose above stated.

     4. Remodeling and Additions by Lessee: LESSEE may at its expense make reasonable alterations, additions, and improvements to the interior of the leased premises from time to time, but plans therefore shall be submitted to LESSOR for approval prior to commencement of such work. Floor covering and installation thereof within the leased area is at LESSEE'S expense. Other than removable trade fixtures, all such alteration, additions, and improvements shall at the expiration or termination of this Lease become a part of the real estate and remain upon the premises. All such alterations, additions, and improvements shall be in accordance with all applicable fire, safety, and building codes, laws, and regulations. LESSEE shall promptly pay for all labor and materials utilized in any such work, and shall not permit any liens to attach to the premises.

     5. Repairs and Maintenance. LESSEE shall pay and be responsible for all repairs and maintenance.

     6. Emergency Access; Necessary Repairs. LESSOR shall have the right to enter upon the leased premises at all reasonable times for making repairs or maintenance should the LESSEE fail to timely perform the same. LESSOR shall be entitled to be reimbursed for the same within thirty (30) days of providing a statement for the same to LESSEE. LESSEE shall provide LESSOR a current key for said access.

     7. Indemnification and Insurance. LESSEE agrees to indemnify and save LESSOR harmless from and against all claims arising from any act, omission, or negligence of LESSEE, or its contractors, licensees, agents, servants, and employees, or arising from any accident injury, or damage whatsoever caused to any person or any property within the leased premises, and against all costs, expenses, and liabilities incurred in or in connection with any such claim or proceeding brought thereon. LESSEE shall, at its own expense, maintain in full force at all times during the term of this Lease a policy or policies of comprehensive liability insurance against personal injuries or property damage within the scope of the foregoing indemnification agreement, and such insurance shall name LESSOR as one of the insured parties, as its interest may appear. The limits of liability under such insurance shall not be less than one million dollars


LEASE AGREEMENT - PG. 2
for any one occurrence. Copies of such insurance policies, or certificates evidencing such insurance coverage, shall be furnished to LESSOR and kept current at all times. If no verification is furnished LESSOR, LESSOR may obtain same at LESSEE's expense. Such policies shall contain an endorsement stating that such insurance coverage shall not be canceled except upon ten (10) days written notice to LESSOR. It shall be the responsibility of LESSEE to carry such policies of insurance covering losses to its own personal property, fixtures, and leasehold improvements, as it may deem fit and proper, and LESSOR shall not be liable for any losses thereto resulting from any insurable cause.

     8. Default by Lessee. The following eventualities shall be acts of default by LESSEE, upon occurrence of which LESSOR shall have the right and option to declare this Lease immediately terminated, without the necessity for further notice to LESSEE:

          A. Failure of LESSEE to pay. Failure of LESSE to pay any rentals or utilities hereunder within ten (10) days after the same becomes due and payable.

          B. Breach of any other covenant. Breach of any other covenant of this Lease which shall not have been cured or corrected by LESSEE within thirty
     (30) days following written notice of intent to declare default given to LESSEE by LESSOR.

          C. Commencement of proceedings. Commencement of proceedings to declare LESSEE a bankrupt, or for relief under any of the Chapters of the Bankruptcy by reason of any insolvency of LESSEE, whether any of the same be voluntary or involuntary; the appointment of any receiver or trustee of the assets of LESSEE situated in or upon the leased premises; or the seizure of all or any substantial portion of the assets of LESSEE in or upon the leased premises under any levy of attachment or execution which shall not have been released within five (5) days after the date thereof.

          D. Abandonment of the premises by LESSEE. Upon termination of this Lease by declaration of LESSOR upon occurrence of any of the causes above set forth, LESSOR shall have the immediate right of re-entry and may remove all persons and property from the leased premises, and may cause any property so removed to be stored in a public warehouse or elsewhere at the cost and risk of, and for the account of, LESSEE, all without service of notice or resort to legal process and without being deemed guilty or trespass, or becoming liable for any loss or damage which may be occasioned thereby. Said property may be held by LESSOR until subject indebtedness has been resolved, or if not resolved, LESSOR shall have the right and


LEASE AGREEMENT - PG. 3
option to dispose of said property to settle said indebtedness. The remedies hereby granted to LESSOR shall not be exclusive, but shall be in addition to all of the other rights and remedies provided by law to LESSOR, which said rights and remedies may be prosecuted by LESSOR contemporaneously or otherwise with the exercise of the said right of termination and re-entry as herein provided for (except in such event LESSEE'S liability for such rental payment shall be reduced in the amount of any rentals received by LESSOR from others by reason of re-renting said premises during the balance of the term of this Lease, less LESSOR'S reasonable costs and expenses of re-renting the same, including preparation of the premises for such new tenant or tenants).

     9. Eminent Domain. If any portion of the leased premises shall, during the term hereof, be taken by any public authority under the power of eminent domain, either party hereto may at its option declare this lease terminated as of the date of such taking, whereupon all rights and liabilities of both parties hereunder shall cease (except for liabilities already accrued at the time of termination, including, but not limited to, prorated liability of LESSEE for annual percentage rentals). All compensation received by reason of any such taking, except any compensation to which LESSEE may be entitled by loss of business, or depreciation of and cost of removal of stock in trade and removable trade fixtures, shall be the property of LESSOR and LESSEE shall have no right or interest therein.

     10. Termination. Upon termination of this Lease as provided, or upon expiration of its term or any renewal term, LESSEE shall quietly and peaceably quit and surrender possess-ion of the premises to LESSOR in as good condition as when received, reasonable wear and tear excepted, together with all alterations, additions, and improvements to the premises required to remain therewith as provided in this Lease, and such possession shall be so surrendered without the necessity for any notice or demand therefore on the part of LESSOR.

     11. Damage or Destruction by Fire, Etc. In case the premises or the building in which the same are situated shall be damaged or destroyed by fire or other casualty insurable under standard extended risk coverage (hereinafter called "insurable loss"), or other cause (hereinafter called "other loss"), the respective rights and duties of the parties hereto shall be as follows:

          (a) If the leased premises shall be damaged or destroyed, or more than fifty percent (50%) of the building within which the same are situated shall be damaged or destroyed,


LEASE AGREEMENT - PG. 4
by a cause above defined as "other loss", LESSOR may at its option, repair or restore the premises within a reasonable time after such loss, or by written notice to LESSEE given within thirty (30) days after occurrence of such loss, LESSOR may declare this lease terminated.

          (b). If the leased premises shall be damaged by insurable loss so that the same may be repaired or restored to tenantable condition within a period of sixty (60) days, with reasonable diligence in prosecution of the work, LESSOR shall repair and restore the said premises to tenantable condition within a reasonable time following occurrence of such loss.

          (c) If the leased premises are damaged or destroyed by insurable loss other than as described in Subparagraph B of this Article, LESSOR may, at its discretion (notice of which shall be given to LESSEE within fifteen
     (15) days after occurrence of such loss), repair and restore the premises to tenantable condition as rapidly as practicable after the loss, or LESSOR may declare this Lease terminated effective as of the date of such loss.

          (d) In any case wherein the premises are rendered untenantable by reason of any insurable loss or other loss as above defined, a proportionate part of the minimum rental provided for hereunder shall be abated during the time such premises shall remain untenable.

          (e) In any case wherein LESSOR elects to, or is obligated to, repair and restore the premises following any insurable loss or other loss as above defined, its obligation to repair or rebuild shall be limited to the basic building, and interior work provided originally hereunder at LESSOR'S expense, and shall not extend to any of LESSEE'S leasehold improvements or LESSEE'S fixtures, inventory, or other property situated within or upon the leased premises, it being understood that it is the obligation of LESSEE to insure against all losses to the same, as provided elsewhere in this Lease.

     12. Other Matters.

          A. Subletting or Assignment. The premises herein described may not be sublet nor may this Lease be assigned by LESSEE without the prior written consent of LESSOR; provided, however, such consent shall not be unreasonably withheld.

          B. Taxes. LESSEE shall pay all real estate taxes which may during the term of this Lease be assessed against the leased premises, and LESSEE shall pay all personal property taxes which may during the term hereof be assessed against LESSEE'S improvements and property within or upon the leased premises.

          C. Notices. All notices hereunder shall be in writing and shall be deemed


LEASE AGREEMENT - PG. 5
given when personally delivered to the employee in charge of the receiving party's business premises during normal working hours, or when deposited in the United States Mail by certified mail, addressed to the receiving party's business premises at:


          LESSOR                                LESSEE
          H2C2 & ASSOCIATES LLC                 R-TEC CORPORATION
          6190 S. Tarrega Lane                  1471 E. Commercial Ave.
          Meridian, Idaho 83642                 Meridian, Idaho 83642

          D. Enforcement. The forbearance or failure of any party hereunder to strictly enforce any covenant of this Lease, or to give notice of default or of termination of this Lease by reason of any act, omission, or occurrence, shall not be deemed a waiver of any of the provisions of this Lease as regards any other or further such breach, default, act, omission, or occurrence, nor shall consent or approval of LESSOR given in any one instance be construed to waive the necessity for such consent or approval as regards any other or further similar act by LESSEE, unless such intention be expressly stated in writing by LESSOR.

          E.  Relationship  of  Parties.   Nothing  herein  contained  shall  be
     construed to create the relationship of partners, joint venturers, or parties to a joint enterprise in any manner between LESSOR and LESSEE.

          F. Sale of Property. LESSOR shall have the right to sell the real property upon which the leased premises are situated, or to mortgage or otherwise hypothecate the same, all subject to this Lease, and LESSEE shall recognize the purchaser of said real property as the LESSOR hereunder from and after time of any such sale, and in the event of foreclosure of any mortgage or exercise of any power of sale by any party to whom such property has been hypothecated, LESSEE shall recognize the purchaser from such foreclosure or sale as the LESSOR hereunder, all with the same force and effect as if such party or parties had originally executed this Lease as the LESSOR.

          G. Quiet Enjoyment. Upon performing all of its duties and obligations hereunder in accordance with the terms and conditions of this Lease, LESSEE shall be entitled to quietly and peaceably have, hold, occupy, possess, and enjoy the leased premises during the term hereof, without hinderance or ejection by persons lawfully claiming under LESSOR.

          H. Governing Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of Idaho.


LEASE AGREEMENT - PG. 6

          I. Successors and Assigns. This Lease shall endure and be binding upon the successors and assigns of the parties hereto, subject to the provisions of Subparagraph A of this Article.

          J. Amendments. Provisions of this Agreement may be amended only upon the written consent of all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed effective as of the day and year first above written.

LESSOR


By  /s/ GARY A. CLAYTON
   ------------------------------------
   Its
       --------------------------------

LESSEE


By  /s/ DOUGLAS G. HASTINGS
   ------------------------------------
   Its
       --------------------------------


LEASE AGREEMENT - PG. 7

STATE OF IDAHO            )
                          )  ss.
County of Ada             )

     On this 15 day of November, 1999, before me, a Notary Public in and for said State, personally appeared Douglas Hastings, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged before me that s/he executed the same individually and in his/her corporate capacity.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ VERNETTA HASTINGS
                                  ------------------------------------------
                                  Notary Public for Idaho
                                  Residing at 2910 E. Victory, Meridian, ID.
                                  My Commission Expires:
                                       September 2003


STATE OF IDAHO            )
                          )  ss.
County of Ada             )

     On this 15 day of November, 1999, before me, a Notary Public in and for said State, personally appeared Gary Clayton, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged before me that s/he executed the same individually and in his/her capacity as manager of the Limited Liability Company.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ VERNETTA HASTINGS
                                  ------------------------------------------
                                  Notary Public for Idaho
                                  Residing at 2910 E. Victory, Meridian, ID.
                                  My Commission Expires:
                                       September 2003


LEASE AGREEMENT - PG. 8

                                   EXHIBIT A-1
                                 LEASE AGREEMENT

                                   FLOOR PLAN

                                    [GRAPHIC]

                                   EXHIBIT A-2
                                 LEASE AGREEMENT

          Lot 3 in Block 3 of RAILSIDE PARK SUBDIVISION, according to the OFFICIAL Plat thereof, filed in Book 73 of Plats at Pages 7561-7562, records of Ada County, Idaho.

                                    EXHIBIT C
                                 LEASE AGREEMENT


LESSEE shall pay to LESSOR upon execution of this Lease the sum of $2,950.00 which shall be deemed the payment of minimum rental for the first month of the term hereof. Thereafter, LESSEE shall pay to LESSOR each month, in advance, on or before the 1st day of the month, during the balance of the term of this Lease, the sum of $2,950.00 as and for minimum rental for the premises hereby leased to LESSEE. The minimum rental payment, at the option of LESSOR, shall be subject to Cost of Living Index increases on an annual basis.